UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 13, 2025
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware		0-25092	86-0766246
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Insight Way,
Chandler,	Arizona		85286
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:
(480) 333-3000
Not Applicable
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Insight Enterprises, Inc. (“Insight” or the “Company”) was held on May 13, 2025. At the Company’s 2025 Annual Meeting of Stockholders, the following proposals were considered:

a.The election of ten directors, whose terms expired at the 2025 Annual Meeting, to serve until the 2026 Annual Meeting of Stockholders;
b.An advisory vote to approve named executive officer compensation;
c.The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The final voting results for each proposal are provided below. For beneficial owners holding Insight common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Ten directors were elected, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Richard E. Allen –

For – 29,605,043, Against – 656,730, Abstentions – 8,682, Broker Non-Votes – 924,169

Bruce W. Armstrong –

For – 29,996,038, Against – 265,912, Abstentions – 8,505, Broker Non-Votes – 924,169

Linda M. Breard –

For – 30,172,246, Against – 90,119, Abstentions – 8,090, Broker Non-Votes – 924,169

Catherine Courage –

For – 27,788,167, Against – 2,420,136, Abstentions – 62,152, Broker Non-Votes – 924,169

Timothy A. Crown –

For – 29,953,265, Against – 308,837, Abstentions – 8,353, Broker Non-Votes – 924,169

Janet Foutty –

For – 30,158,710, Against – 102,469, Abstentions – 9,276, Broker Non-Votes – 924,169

Anthony A. Ibargüen –

For – 29,781,357, Against – 426,857, Abstentions – 62,241, Broker Non-Votes – 924,169

Joyce A. Mullen –

For – 30,208,224, Against – 53,647, Abstentions – 8,584, Broker Non-Votes – 924,169

Thomas Reichert –

For – 30,233,059, Against – 29,138, Abstentions – 8,258, Broker Non-Votes – 924,169

Girish Rishi –

For – 30,142,578, Against – 65,901, Abstentions – 61,976, Broker Non-Votes – 924,169

Proposal 2

The stockholders voted, on an advisory basis, to approve the compensation of Insight’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 29,635,196, Against – 624,161, Abstentions – 11,098, Broker Non-Votes – 924,169

Proposal 3

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified, and the aggregate votes cast for or against, as well as the abstentions, were as follows:

For – 30,656,073, Against – 528,533, Abstentions – 10,018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date:	May 15, 2025	By:	/s/ Rachael A. Crump
Rachael A. Crump
Chief Accounting Officer